UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2015 (October 23, 2015)

DGSE COMPANIES, INC.
(Exact name of Registrant as specified in its charter)

Nevada	1-11048	88-0097334
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15850 Dallas Parkway, Suite 140
Dallas, Texas 75248
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (972) 587-4049

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

C. Brett Burford has tendered notice of his resignation, effective as of November 4, 2015, as a member of the Board of Directors and as Chief Financial Officer of DGSE Companies, Inc. (“DGSE”).

In order to fill the vacancy created by Mr. Burford’s resignation, on October 29, 2015, the Board of Directors elected Nabil J. Lopez as a member of the Board of Directors and to the position of Chief Financial Officer of DGSE effective as of November 4, 2015.  Mr. Lopez, age 46, is currently DGSE’s Senior Vice President and Controller. Mr. Lopez has been with DGSE since September of 2012, and prior to DGSE served as Director of Financial Reporting and Internal Controls for Zale Corporation, a leading national retailer of jewelry and watches. Prior to joining Zale, Mr. Lopez was a Senior Manager in the accounting and auditing services division of KPMG LLP from 2007 through 2009.  Mr. Lopez holds a B.B.A. in Accounting from the University of Texas at Arlington, from which he graduated cum laude.  Mr. Lopez is a certified public accountant in the state of Texas.

Pursuant to the offer letter dated October 29, 2015 by and between DGSE and Mr. Lopez (the “Offer Letter”), Mr. Lopez will receive an annual gross salary of $225,000, with a performance bonus of up to 25% of his annual gross salary. In connection with his employment, Mr. Lopez will be entitled to participate in any equity compensation grants for senior management, commensurate or exceeding what other members of senior management of DGSE receive. Mr. Lopez is also entitled to participate in any and all benefit plans of DGSE in which he is eligible.

The above description of the Offer Letter is a summary and is qualified in its entirety by the Offer Letter itself, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Other than the Offer Letter, there is no arrangement or understanding pursuant to which Mr. Lopez was selected as a director and officer of DGSE and there are no family relationships between Mr. Lopez and the other directors or executive officers of the Company. Since the beginning of DGSE’s last fiscal year, Mr. Lopez has not had any transactions or currently proposed transactions in which Mr. Lopez was or is to be a participant in amounts greater than $120,000 and in which any related person had or will have a direct or indirect material interest.

A press release issued by DGSE describing the items set forth above is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

d.	Exhibits

10.1 Offer Letter by and between DGSE and Nabil J. Lopez dated October 29, 2015
99.1 Press Release dated October 29, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DGSE COMPANIES, INC.

		By:	/s/ MATTHEW M. PEAKES
Matthew M. Peakes
Chief Executive Officer

Date:	October 29, 2015

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Offer Letter by and between DGSE and Nabil J. Lopez dated October 29, 2015
99.1	Press Release dated October 29, 2015